SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2008
iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 430-3000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 - Press Release dated April 30, 2008
EX-99.2 - Press Release dated April 30, 2008

Item  2.02 Results of Operations and Financial Condition.
     On April 30, 2008, iRobot Corporation (the “Company”) announced its financial results for the fiscal quarter ended March 29, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.
Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 30, 2008, the Company announced the appointment of John J. Leahy as Executive Vice President, Chief Financial Officer and Treasurer, effective June 9, 2008. From August 2007 to September 2007, Mr. Leahy, who is 50 years old, served as Executive Vice President, Chief Financial Officer, Principal Financial/Accounting Officer and Assistant Treasurer of The Hanover Insurance Group, Inc. From 1999 to 2007, Mr. Leahy served as Executive Vice President and Chief Financial Officer of Keane, Inc., and served as interim President and Chief Executive Officer from May 2006 to January 2007. Mr. Leahy received a B.S. in Finance from Merrimack College and an M.B.A. from Boston College.
     On April 30, 2008, Geoffrey P. Clear announced his intention to resign as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective upon the commencement of Mr. Leahy’s employment. Mr. Clear will remain employed by the Company, as Senior Finance Advisor to the Chief Executive Officer, to assist with the transition.
Item  7.01 Regulation FD Disclosure.
     On April 30, 2008, the Company issued a press release announcing the appointment of Mr. Leahy as Executive Vice President, Chief Financial Officer and Treasurer, a copy of which is being furnished as Exhibit 99.2 to this Report on Form 8-K.
Item  9.01 Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Press Release issued by iRobot Corporation on April 30, 2008, furnished herewith.
99.2	Press Release issued by iRobot Corporation on April 30, 2008, furnished herewith.
     The information in Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2, attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
April 30, 2008	By:	/s/ Glen D. Weinstein
		Name:	Glen D. Weinstein
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by iRobot Corporation on April 30, 2008, furnished herewith.

99.2	Press Release issued by iRobot Corporation on April 30, 2008, furnished herewith.